UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-26020 (Commission File Number)	43-1641533 (IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices, including zip code)

561-805-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

ITEM 1.01 Entry Into a Material Definitive Agreement

Applied Digital Solutions, Inc., a Delaware corporation (the “Company”), entered into a Satisfaction of Loan Agreement (the “Agreement”), dated May 15, 2007, with InfoTech USA, Inc., a Delaware corporation and majority-owned subsidiary of the Company (“InfoTech”). A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Under the Agreement, the Company issued to InfoTech 833,333 shares (the “Shares”) of its common stock, par value $0.01 per share, having an aggregate value of $1.0 million. Among other requirements, once a registration statement covering the Shares is declared effective by the Securities and Exchange Commission (the “Effective Date”), the Company will be in full satisfaction of all principal, interest and other monies owed under the Commercial Loan Agreement, Term Note and Stock Pledge Agreement, each dated June 27, 2003, as amended from time to time (the “Loan Documents”), between the Company and InfoTech.

Under the terms of the Loan Documents, the Company borrowed an original principal amount of $1.0 million from InfoTech on June 27, 2003, which bore interest payable monthly at 16% per annum. All obligations under the Loan Documents will be stayed until the Effective Date.

Section 3 - Securities and Trading Markets

ITEM 3.02 Unregistered Sale of Equity Securities

In connection with the execution of the Agreement, on May 15, 2007, the Company issued Shares of its common stock, having an aggregate value of approximately $1.0 million, to InfoTech. The Shares were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 504 of Regulation D promulgated thereunder.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Satisfaction of Loan Agreement dated May 15, 2007, between Applied Digital Solutions, Inc. and InfoTech USA, Inc.

10.2
Consent to Satisfaction of Loan to Applied Digital Solutions, Inc. dated May 14, 2007, between Wells Fargo Bank, National Association, InfoTech USA, Inc., InfoTech USA, Inc. and Information Technology Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

By: /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: Senior Vice President and Acting Chief Financial Officer

Dated: May 18, 2007

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Satisfaction of Loan Agreement dated May 15, 2007, between Applied Digital Solutions, Inc. and InfoTech USA, Inc.

10.2
Consent to Satisfaction of Loan to Applied Digital Solutions, Inc. dated May 14, 2007, between Wells Fargo Bank, National Association, InfoTech USA, Inc., InfoTech USA, Inc. and Information Technology Services, Inc.